Exhibit No. 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18  U.S.C.§1350,  as created by Section 906 of the  Sarbanes-Oxley Act of  2002,  the undersigned officer of Sovereign Exploration Associates International, Inc. (The “Company") hereby certifies, to such officers’ knowledge, that:

(i) the accompanying Form 10-KSB/A of the Company for the year ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008	/s/ Robert D. Baca Robert D. Baca Chief Executive Officer